Exhibit 10.10

EXCLUSIVE PATENT LICENSE AGREEMENT

BETWEEN

THE UNIVERSITY OF TEXAS SYSTEM

AND

PELOTON THERAPEUTICS, INC.

***	Certain information has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXCLUSIVE PATENT LICENSE AGREEMENT

BETWEEN THE UNIVERSITY OF TEXAS SYSTEM

AND

PELOTON THERAPEUTICS, INC.

THIS Agreement (AGREEMENT) is between the Board of Regents (BOARD) of The University of Texas System (SYSTEM), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of The University of Texas Southwestern Medical Center at Dallas (UT SOUTHWESTERN), a component institution of SYSTEM, and Peloton Therapeutics, Inc. (LICENSEE), a Delaware corporation having a principle place of business located at BioCenter at UT Southwestern Medical District, 2330 Inwood Road, Suite 226, Dallas, Texas 73235-7323.

RECITALS

A. BOARD owns certain PATENT RIGHTS (as defined below) and TECHNOLOGY RIGHTS (as defined below) related to LICENSED SUBJECT MATTER (as defined below), which were developed at UT SOUTHWESTERN.

B. BOARD desires to have the LICENSED SUBJECT MATTER developed and used for the benefit of LICENSEE, INVENTORS (as defined below), BOARD, and the public as outlined in BOARD’S Intellectual Property Policy.

C. LICENSEE wishes to obtain a license from BOARD to practice LICENSED SUBJECT MATTER.

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the PARTIES (as defined below) agree as follows:

1. EFFECTIVE DATE

This AGREEMENT is effective November 21, 2011 (EFFECTIVE DATE).

2. DEFINITIONS

As used in this AGREEMENT, the following terms have the meanings indicated:

2.1 AFFILIATE means any business entity more than 50% owned by LICENSEE, any business entity that owns more than 50% of LICENSEE, or any business entity that is more than 50% owned by a business entity that owns more than 50% of LICENSEE.

2.2 COLLABORATIVE RESEARCH AGREEMENT means any agreement that the BOARD or UT SOUTHWESTERN, on the one hand, and LICENSEE or any of its AFFILIATES, on the other, may subsequently enter into (a) under which LICENSEE or its AFFILIATE agrees to collaborate on specific research activities by one or more INVENTORS at UT SOUTHWESTERN, and that grants to LICENSEE an option to include within the PATENT RIGHTS hereunder some or all of the patent rights arising from such research or development, and (b) which the PARTIES agree in writing should be considered a COLLABORATIVE RESEARCH AGREEMENT for purposes of this AGREEMENT.

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2.3 CORE TANGIBLE RESEARCH MATERIALS means (a) the materials specified in Exhibit 1 together with any additional materials developed pursuant to a SPONSORED RESEARCH AGREEMENT/COLLABORATIVE RESEARCH AGREEMENT that LICENSEE exercises its option to license under such SPONSORED RESEARCH AGREEMENT/COLLABORATIVE RESEARCH AGREEMENT, and (b) any compound or material created by an INVENTOR at UT SOUTHWESTERN, or other(s) who work under his or her direct supervision, that is a DERIVATIVE of the foregoing and is made or discovered [***] (or if the original compound was included in LICENSED SUBJECT MATTER after the EFFECTIVE DATE pursuant to an SPONSORED RESEARCH AGREEMENT/COLLABORATIVE RESEARCH AGREEMENT, [***].

2.4 DERIVATIVE means with respect to a compound, any compound that is directed to the same biological target, including without limitation any post-translationally modified target variants, derivatives or fragments thereof, or species variants or homologs, as the original compound and is the result of one or more chemical modifications to the original compound or was otherwise generated through a chemical synthesis program based upon such original compound.

2.5 EXCLUSIVE TECHNOLOGY RIGHTS means the following TECHNOLOGY RIGHTS: data relating to the composition, purity, chemical and biological activity, co-crystal structures with the biological target, pharmacology and drug metabolism, synthesis, and formulation of the compounds within the CORE TANGIBLE RESEARCH MATERIALS.

2.6 FDA means United States Food and Drug Administration.

2.7 FIELD means all therapeutic, diagnostic and prophylactic applications.

2.8 INVENTOR(S) means [***].

2.9 LICENSED PRODUCT means any product which is covered by or is produced using LICENSED SUBJECT MATTER pursuant to this AGREEMENT, including ROYALTY BEARING PRODUCTS.

2.10 LICENSED SUBJECT MATTER means PATENT RIGHTS, TECHNOLOGY RIGHTS and any inventions, discoveries, compositions, and processes covered by PATENT RIGHTS and/or TECHNOLOGY RIGHTS.

2.11 NDA means New Drug Application as defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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2.12 NET SALES means the gross amount received by LICENSEE, AFFILIATE and/or any sublicensee pursuant to Paragraph 4.4 for the SALE of ROYALTY-BEARING PRODUCTS to a third party less: (i) normal and customary trade, cash and other discounts; (ii) charge back payments and rebates granted to managed health care organizations, to federal, state and local governments and their agencies or to other purchasers; (iii) commercially reasonable and customary fees paid to distributors (other than AFFILIATE) that are included in the gross invoiced amount; (iv) credits or allowances actually granted for rejections or returns of ROYALTY-BEARING PRODUCTS, including recalls (not to exceed the original invoiced amount); (v) sales or similar taxes, including without limitation, value added taxes, duties or other governmental charges which are included in the invoiced amount or incurred with respect to such products; and (vi) freight, postage, shipping, customs duties and insurance charges which are included in the invoiced amount.

2.13 NON-ROYALTY SUBLICENSING REVENUE means non-refundable cash payments received by LICENSEE from a non-AFFILIATE sublicensee in consideration of the grant of a sublicense under the PATENT RIGHTS (including, without limitation, license fees, fees to maintain such sublicense rights, and milestone payments), as well as any securities received from the sublicensee in lieu of such cash payments, but excluding amounts received as running royalties, a profit share, or other payments based on the SALE of LICENSED PRODUCTS. Notwithstanding the foregoing, NON-ROYALTY SUBLICENSING REVENUE shall not include amounts paid to LICENSEE that are bona fide: (i) reimbursements of costs and expenses incurred after the date the sublicense is granted (including license fees, milestone payments or other amounts paid to third parties); (ii) amounts paid by the sublicensee for the supply of products, materials, equipment or facilities, to the extent not in excess of the fair market value thereof; (iii) loans, except to the extent that such loans have actually been forgiven; (iv) amounts paid for equity or securities (including conditional equity, such as warrants, convertible debt and the like) not in excess of fair market value, (v) dividends or profit distributions on equity or other interest owned or controlled by LICENSEE, (vi) withholding taxes and other amounts actually withheld from or deducted against the amounts paid to LICENSEE, (vii) documented costs actually incurred by LICENSEE in performing the agreement granting such sublicense (including a reasonable reserve for future expenses that the LICENSEE expects to incur in performing such agreement), or in performing research and development activities with respect to the sublicensed subject matter prior to the date of the sublicense agreement; and (viii) payments made to LICENSEE by a sublicensee in consideration of a grant of rights with respect to one or more products in a given country, the SALE of which product(s) are not covered by the PATENT RIGHTS in such country.

2.14 PARTIES (or singly PARTY) means LICENSEE, UT SOUTHWESTERN and BOARD.

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2.15 PATENT RIGHTS means BOARD’S rights in (i) the patents and patent applications listed in attached Exhibit 2, (ii) all patents and patent applications developed pursuant to a [***] for which the LICENSEE exercises its option thereunder; (iii) those patents and patent applications developed pursuant to a [***] that the PARTIES agree to include in this AGREEMENT via good faith negotiations; (iv) all patents and patent applications to which any of the patents and patent applications identified in subparagraph (i)-(iii) of this Paragraph 2.15 claims priority, (v) all divisionals, continuations, and continuations-in-part (the claims of which are entitled to claim priority to the aforesaid patents and/or patent applications), and continued prosecution application(s) of or claiming subject matter within the patents and/or patent applications identified in subparagraphs (i)-(iv) above, (vi) all letters patent and patent rights that issue on any of the patents or patent applications included in subparagraphs (i)-(v) above, together with any and all reissues, reexaminations or extensions thereof, and (vii) the relevant international equivalents of any of the foregoing to the extent not already included in subparagraphs (i)-(vi) above. Exhibit 2 is incorporated into this AGREEMENT.

2.16 PHASE 1 means that portion of the drug development and review process which provides for the initial introduction of an investigational new drug into humans, as more specifically defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

2.17 PHASE 2 means that portion of the drug development and review process which provides for early controlled clinical studies conducted to obtain preliminary data on effectiveness of an investigational new drug for a particular indication, as more specifically defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

2.18 PHASE 3 means that portion of the drug development and review process in which expanded clinical studies are conducted to gather the additional information to establish the effectiveness and safety that is needed to satisfy the requirements of a pivotal trial for obtaining regulatory approval to market an investigational new drug, as more specifically defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

2.19 ROYALTY BEARING PRODUCTS mean a product: (i) the manufacture, sale or use of which would infringe a VALID CLAIM within the PATENT RIGHTS in the country for which the product is SOLD (“PATENT PRODUCT”), or (ii) that contains a compound provided to LICENSEE as part of the CORE TANGIBLE RESEARCH MATERIALS, the structure of which was not publicly known at the time it was so provided to LICENSEE, or a DERIVATIVE of such a compound if the DERIVATIVE was discovered, and first synthesized, solely by the LICENSEE within [***] (“DISCOVERED PRODUCT”).

2.20 SALE, SELL or SOLD means the transfer or disposition of a LICENSED PRODUCT for value to a party other than LICENSEE.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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2.21 SPONSORED RESEARCH AGREEMENT means any agreement that the BOARD or UT SOUTHWESTERN, on the one hand, and LICENSEE or any of its AFFILIATES, on the other, may subsequently enter into: (a) under which LICENSEE or its AFFILIATE agrees to fund specific research activities by one or more INVENTORS at UT SOUTHWESTERN that are directed to LICENSED SUBJECT MATTER or (b) which LICENSEE and UT SOUTHWESTERN otherwise mutually agree in writing should be considered a SPONSORED RESEARCH AGREEMENT for purposes of this AGREEMENT, and in each case that grants to LICENSEE an option to include within the PATENT RIGHTS hereunder some or all of the patent rights arising from such research or development.

2.22 TECHNOLOGY RIGHTS means BOARD’S rights in technical information, know-how, processes, procedures, compositions, devices, methods, formulas, protocols, techniques, software, designs, drawings, data and other technology and materials that (a) were created by or under the supervision of INVENTORS at UT SOUTHWESTERN before the EFFECTIVE DATE and relate to subject matter described or claimed in the PATENT RIGHTS and are necessary or useful for practicing the PATENT RIGHTS, (b) are to be included as TECHNOLOGY RIGHTS in accordance with the terms of any [***] are within or pertain to the discovery or characterization of the CORE TANGIBLE RESEARCH MATERIALS that were created by or under the supervision of INVENTORS at UT SOUTHWESTERN before the EFFECTIVE DATE (or as of the date such CORE TANGIBLE RESEARCH MATERIALS were added to the AGREEMENT in the case of CORE TANGIBLE RESEARCH MATERIALS included in the AGREEMENT after the EFFECTIVE DATE pursuant to Section 2.3(b) above). For clarity, TECHNOLOGY RIGHTS exclude PATENT RIGHTS.

2.23 VALID CLAIM means a claim of (i) an issued and unexpired patent included within the PATENT RIGHTS unless the claim has been held unenforceable or invalid by the final, un-reversed, and un-appealable decision of a court or other government body of competent jurisdiction, has been abandoned or disclaimed, or has otherwise been admitted or determined to be invalid, un-patentable or unenforceable, whether through reissue, reexamination, disclaimer or otherwise, or (ii) a pending patent application within the PATENT RIGHTS; but only to the extent the claim is being actively and diligently prosecuted in good faith, and in any case excluding unissued claims for which more than five (5) years have elapsed from the earliest filing date to which the claim is entitled to priority.

3. WARRANTY: SUPERIOR-RIGHTS

3.1 Except for the rights, if any, of the government of the United States of America (“GOVERNMENT”), as set forth below, BOARD represents and warrants (i) that it has legal authority to enter into this AGREEMENT, (ii) that it is the owner of the entire right, title, and interest in and to the PATENT RIGHTS, (iii) to its belief that it is the owner of the entire right, title, and interest in and to the TECHNOLOGY RIGHTS, (iv) that it has the sole right to grant licenses under the LICENSED SUBJECT MATTER, and (v) UT SOUTHWESTERN has not granted licenses under the LICENSED SUBJECT MATTER to any entity that would restrict rights granted to LICENSEE except as stated herein.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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3.2 LICENSEE understands that the LICENSED SUBJECT MATTER may have been developed under a funding agreement with the GOVERNMENT and, if so, that the GOVERNMENT may have certain rights relative thereto. This AGREEMENT is explicitly made subject to the GOVERNMENT’S rights under any such agreement and any applicable law or regulation, to the extent of the GOVERNMENT’S rights under 35 U.S.C. 200, et. seq. If there is a conflict between such GOVERNMENT rights under any such agreement, applicable law or regulation and this AGREEMENT, the terms of the GOVERNMENT agreement, applicable law or regulation shall prevail to the extent of such rights. LICENSEE agrees to take all reasonable action necessary to enable UT SOUTHWESTERN to satisfy its obligations, if any, under 35 U.S.C. 200, et seq.

3.3 LICENSEE understands and acknowledges that BOARD, by this AGREEMENT, makes no representation as to the operability or fitness for any use, safety, efficacy, approvability by regulatory authorities, time and cost of development, patentability, and/or breadth of the LICENSED SUBJECT MATTER. Except as set forth in Paragraph 3.5 below, BOARD, by this AGREEMENT, also makes no representation as to whether there are any patents now held, or which will be held, by others or by BOARD which may be dominant or subordinate to PATENT RIGHTS, nor does BOARD make any representation that the inventions contained in PATENT RIGHTS do not infringe any other patents now held or that will be held by others or by BOARD. As of the EFFECTIVE DATE, UT SOUTHWESTERN acknowledges that it has not received any communications from third parties that allege or threaten the validity or enforceability of PATENT RIGHTS.

3.4 LICENSEE, by execution hereof, acknowledges, covenants and agrees that it has not been induced in any way by BOARD, SYSTEM, UT SOUTHWESTERN or its employees to enter into this AGREEMENT, and further warrants and represents that (i) it has conducted sufficient due diligence with respect to all items and issues pertaining to this AGREEMENT and all other matters pertaining to this AGREEMENT; and (ii) LICENSED has Adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence, and agrees to accept all risks inherent herein.

3.5 To UT SOUTHWESTERN’S knowledge as of the EFFECTIVE DATE: (i) the patent applications listed in attached Exhibit 2 constitute all of the pending patent applications filed by UT SOUTHWESTERN related to LICENSED SUBJECT MATTER, (ii) BOARD does not own or control any rights to any patent or patent application the claims of which would dominate any practice of the LICENSED SUBJECT MATTER and on which any of the INVENTORS is named as an inventor, (iii) the PATENT RIGHTS name all of the inventors of the inventions claimed therein. As of the EFFECTIVE DATE, neither BOARD nor UT SOUTHWESTERN is aware of any claim by a third party that any other person is an inventor thereof.

4. LICENSE

4.1 BOARD hereby grants to LICENSEE (a) a worldwide, royalty-bearing, exclusive license under PATENT RIGHTS, (b) a worldwide, exclusive license to the CORE TANGIBLE RESEARCH MATERIALS and the EXCLUSIVE TECHNOLOGY RIGHTS, and (c) a worldwide, non-exclusive license under all TECHNOLOGY RIGHTS other than the

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EXCLUSIVE TECHNOLOGY RIGHTS, in each case to manufacture, have manufactured, use, import, offer for SALE and/or SELL LICENSED PRODUCTS for use within FIELD. This grant is subject to the payment by LICENSEE to BOARD of all consideration as provided herein, and is further subject to rights retained by BOARD to:

(a) publish the general scientific findings from research related to LICENSED SUBJECT MATTER subject to the terms of Article 13, Confidential Information;

(b) use the PATENT RIGHTS, CORE TANGIBLE RESEARCH MATERIALS and EXCLUSIVE TECHNOLOGY RIGHTS for non-commercial, academic research, teaching and other educationally-related purposes, in each case at UT SOUTHWESTERN;

(c) use the TECHNOLOGY RIGHTS, other than the EXCLUSIVE TECHNOLOGY RIGHTS, for any purpose; and

(d) transfer CORE TANGIBLE RESEARCH MATERIALS and material embodiments of PATENT RIGHTS to academic or non-profit research institutions for non-commercial research use, provided however, that any transfer of CORE TANGIBLE RESEARCH MATERIALS pursuant to this Paragraph 4.1(d) (including the transfer of any prodrugs, metabolites, enantiomers, polymorphs, salt forms, racemates, intermediates (including synthetic intermediates, and isomers thereof), diastereomers and tautomers, solvates, hydrates, esters, geometric isomers, positional isomers and degradation products thereof) will be subject to, and governed by a material transfer agreement (“MTA”). CORE TANGIBLE RESEARCH MATERIALS that have been disclosed in the public domain shall be distributed via an MTA with terms substantially similar to those of UT SOUTHWESTERN’ s standard MTA attached hereto as Exhibit 3. CORE TANGIBLE RESEARCH MATERIALS that have not been previously disclosed in the public domain shall be distributed via MTA substantially identical in form and substance to the MTA attached hereto as Exhibit 4. For any MTA governing the transfer of CORE TANGIBLE RESEARCH MATERIALS not previously disclosed in the public domain (“CTRM-MTA”), UT SOUTHWESTERN and BOARD agree to cooperate with LICENSEE as reasonably requested in writing by LICENSEE, to extend and make available to LICENSEE any rights and/or benefits available under the CTRM-MTA and LICENSEE agrees to reimburse UT SOUTHWESTERN and BOARD for the out-of-pocket costs reasonably incurred by UT SOUTHWESTERN and BOARD as a result of such requests by LICENSEE. Without limiting the foregoing, upon LICENSEE’S written request UT SOUTHWESTERN and BOARD agree to exercise rights on LICENSEE’S behalf under the CTRM-MTA, including, for example, the right to review any publications reasonably in advance of public disclosure for purposes to protecting any proprietary information or intellectual property that may disclosed therein. UT SOUTHWESTERN and BOARD shall not exercise any of its rights under any CTRM-MTA in a manner that would adversely affect LICENSEE unless requested or approved in writing by LICENSEE. UT SOUTHWESTERN and BOARD shall keep LICENSEE informed as to UT SOUTHWESTERN and BOARD’S written communications with each institution, including notifying LICENSEE promptly in the event UT SOUTHWESTERN or BOARD is notified with respect to matters that require their consent (or which trigger an option or an election by UT SOUTHWESTERN or BOARD) under the CTRM-MTA, including the right to review any proposed publications or otherwise regarding matters that affect UT

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SOUTHWESTERN’ S, BOARD’S or LICENSEE’S rights thereunder. UT SOUTHWESTERN and BOARD shall not agree to an amendment or modification to the terms and conditions of the CTRM-MTA without LICENSEE’S express prior written approval. To the extent that UT SOUTHWESTERN and BOARD obtain the agreement of LICENSEE and the other party to the CTRM-MTA to modify, amend, or otherwise alter or waive any performance, obligation, or provision of the CTRM-MTA, UT SOUTHWESTERN and BOARD agree to take such actions and execute such documents as LICENSEE may reasonably request in writing to effect the same. In the event that LICENSEE obtains an agreement from the other party to the CTRM-MTA to transfer the rights under the CTRM-MTA directly to LICENSEE, UT SOUTHWESTERN and BOARD shall terminate the applicable CTRM-MTA (including any surviving rights of UT SOUTHWESTERN and BOARD thereunder), to the extent requested by UT SOUTHWESTERN and BOARD in writing. UT SOUTHWESTERN will provide LICENSEE with a fully-executed copy of any such agreement in a timely manner. With respect to any “Inventions” licensed to LICENSEE pursuant to the CTRM-MTA (as defined thereunder), LICENSEE agrees to grant to UT SOUTHWESTERN a non-exclusive right to use such Inventions for non-commercial, academic research, teaching and other educationally-related purposes, in each case at UT SOUTHWESTERN.

4.2 Without limiting Section 4.4 below, LICENSEE may extend the license granted herein to any AFFILIATE if the AFFILIATE consents in writing to be bound by this AGREEMENT to the same extent as LICENSEE. LICENSEE must deliver to BOARD a true and accurate copy of such written agreement, and any modification or termination thereof, within [***] after execution, modification or termination.

4.3 Promptly upon request, UT SOUTHWESTERN will provide to LICENSEE copies of then-existing documentation requested by LICENSEE reflecting data, compound structures, structure-activity relationships, know-how and information pertaining to the LICENSED PRODUCTS and/or LICENSED SUBJECT MATTER, as well as samples (in reasonable quantities as agreed between the PARTIES) of the CORE TANGIBLE RESEARCH MATERIALS to the extent available at the time of such request. LICENSEE shall treat all of the foregoing as CONFIDENTIAL INFORMATION, it being understood that (i) LICENSEE shall have the right to use and disclose the information and materials provided to it under this Paragraph 4.3 in connection with its exercise of its license under Paragraph 4.1, subject to the terms of Article 13 below, and (ii) LICENSEE shall have the right to authorize its sublicensee(s) to do the same. Additionally, UT SOUTHWESTERN agrees to make available to LICENSEE upon LICENSEE’S request and without additional charge (other than reimbursement of UT SOUTHWESTERN’S reasonable costs), any animal models and/or assays in the INVENTORS’ possession that were used by INVENTORS in the discovery and/or characterization of any of the compounds listed in Exhibit 1, in each case to the extent such animal models or assays are materially useful to the development of LICENSED PRODUCTS and are not generally commercially available (subject to any third party obligations that may exist).

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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4.4 LICENSEE may grant and authorize sublicenses consistent with this AGREEMENT to third parties and AFFILIATES if LICENSEE is responsible for the payment of royalties due hereunder whether or not paid to LICENSEE by a sublicensee. Each sublicensee must agree in writing to be bound [***]. In addition, each SUBLICENSE AGREEMENT shall contain (i) patent prosecution and infringement provisions that do not conflict with the restrictions and procedural requirements imposed on LICENSEE in Articles 8 and 14, (ii) confidentiality provisions with respect to CONFIDENTIAL INFORMATION of BOARD and UT SOUTHWESTERN consistent with restrictions imposed on LICENSEE in Article 13 and (iii) an indemnification of BOARD by sublicensee similar in scope and terms to that required of LICENSEE in Paragraphs 11.1 and 11.2. LICENSEE shall be responsible for the compliance by its sublicensee with the terms and conditions set forth above as well as for the payment of royalties due hereunder with respect to SALES by sublicensees. LICENSEE must deliver to BOARD a true and correct copy of each sublicense granted by LICENSEE, and any modification or termination thereof, within [***] after execution, modification, or termination; provided that such sublicense may be redacted to the extent the terms thereof are not necessary to determine the scope of rights granted or its compliance with this AGREEMENT. All such copies shall be considered the CONFIDENTIAL INFORMATION of LICENSEE under this AGREEMENT. If this AGREEMENT is terminated, BOARD and UT SOUTHWESTERN agree that all existing sublicenses in good standing at the date of termination shall survive, provided that the sublicensees consents in writing to be bound by the applicable terms and conditions of this AGREEMENT, as they apply to activities of the sublicensees.

5. PAYMENTS AND REPORTS

5.1 In consideration of rights granted by BOARD to LICENSEE under this AGREEMENT, LICENSEE will pay BOARD the following:

(a) equity as described in Article 6;

(b) running royalties equal to [***] of NET SALES of ROYALTY BEARING PRODUCTS that are not DISCOVERED PRODUCTS and [***] of NET SALES of ROYALTY BEARING PRODUCTS that are DISCOVERED PRODUCTS, subject to the following:

(i) LICENSEE’ s obligation to pay royalties on PATENT PRODUCTS shall continue on a country-by-country basis, until such time as neither the manufacture, sale, nor use of such PATENT PRODUCT would infringe a VALID CLAIM in the country for which such PATENT PRODUCT is SOLD. Company’s obligation to pay royalties on DISCOVERED PRODUCT(S) shall continue for each DISCOVERED PRODUCT on a product-by-product basis until [***] of the first commercial SALE of the first ROYALTY BEARING PRODUCT containing such DISCOVERED PRODUCT(S); and

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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(ii) No royalty shall be payable under this Paragraph 5.1(b) with respect to

(A) [***]

(B) [***]

(c) milestone fees according to the table below, due and payable within [***] of the first achievement of the following milestone events for each ROYALTY BEARING PRODUCT:

Milestone Event	Milestone Fee
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

[***]

(ii) All milestone fees are payable only once per ROYALTY BEARING PRODUCT, regardless of the number of times the milestone is achieved with respect to such ROYALTY BEARING PRODUCTS, and [***]. All formulations that contain the same PATENT PRODUCT or DISCOVERED PRODUCT (i.e., the same active ingredient comprising such PATENT PRODUCT or DISCOVERED PRODUCT, alone or in combination with others) shall be deemed the same the ROYALTY BEARING PRODUCT for purposes of the foregoing and Section 5.1(b) above.

(d) a sublicensing fee equal to the applicable percentage listed in the table below of all NON-ROYALTY SUBLICENSING REVENUE, within [***] of LICENSEE’S receipt of any such NON-ROYALTY SUBLICENSING REVENUE [***]:

Sublicense Date	Fee
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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For purposes of determining NON-ROYALTY SUBLICENSING REVENUE, the “fair market value” of any equity securities will be calculated as follows: (i) if traded on a securities exchange or the NASDAQ National Market System, the value shall be deemed for all purposes to be the average of the security’s last sales price (or if there shall have been no sales, the last bid price) for 5 consecutive trading days preceding the date such securities are received by LICENSEE; (ii) if actively traded over the counter (other than the NASDAQ National Market System), the value shall be deemed for all purposes to be the average of the security’s closing bid price for 5 consecutive trading days preceding the date such securities are received by LICENSEE; or (iii) if there is no active public market, the value shall be the estimated fair value thereof, as determined in by LICENSEE’S and BOARD’S reasonable discretion, taking into consideration the cost of the securities, prices of recent significant placements of securities of the same issuer, any financial data and projections of the company provided to the LICENSEE, and such other factors as LICENSEE and BOARD may deem relevant directors. Notwithstanding the foregoing, the value of any equity securities under (i) or (ii) above that are subject to a restriction impairing the free marketability thereof shall be determined by making an appropriate discount, as determined in LICENSEE’S and BOARD’S reasonable discretion, to the valuation determined under (i) or (ii) to reflect the effect on the value of the restrictions on marketability. If the sublicense or assignment agreement calls for equity payment in excess of fair market value, then the excess payment will be subject to the sublicense fee payment schedule above.

[***]. Additionally, any amounts paid to BOARD under this Paragraph 5.1d shall be creditable by LICENSEE against amounts subsequently due to BOARD under Paragraph 5.1(c) above; and any amounts previously paid to BOARD under Paragraph 5.1(c) above shall be creditable by LICENSEE against amounts subsequently due to BOARD under this Paragraph 5.1(d).

To the extent NON-ROYALTY SUBLICENSING REVENUE represent an unallocated combined payment for both a sublicense of the PATENT RIGHTS as well as intellectual property, undertakings or subject matter not owned by BOARD, such NON-ROYALTY SUBLICENSING REVENUE from such sublicensing arrangement for calculating payments due hereunder shall be reasonably allocated between the PATENT RIGHTS and such other intellectual property, undertakings or subject matter. For clarity, if LICENSEE grants a sublicense to a third party covering multiple LICENSED PRODUCTS and the most advanced LICENSED PRODUCT included in such sublicense is not covered by the PATENT RIGHTS in at least one country included within such sublicense, then only those payments received under such sublicense that are specifically allocated to a PATENT PRODUCT (such as a milestone payment that is triggered by a PATENT PRODUCT) shall constitute NON-ROYALTY SUBLICENSING REVENUE for purposes of this Agreement.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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(e) LICENSEE shall have the right at its election to pay [***]. If LICENSEE so elects, the shares to be issued shall be as follows[***]; and

(f) In the event of late payments to BOARD due under Article 5, a late payment charge calculated using simple interest on the overdue amount at [***] will be assessed and due additionally from LICENSEE for each such late payment. If such interest rate is greater that the highest allowable rate by law, the interest rate will be the highest allowable rate by law.

5.2 For a period of [***] after the calendar month to which the records pertain, LICENSEE agrees that it and its sublicensees will each keep complete and accurate records of the SALES and NET SALES on which payments are due under this Article 5 in sufficient detail to enable the royalties payable hereunder to be determined. LICENSEE agrees to permit BOARD or its representatives, at BOARD’S expense and with 30 days written notice, to examine such books, ledgers, and records during regular business hours during such [***], for the purpose of and solely to the extent necessary to verify any report required under this AGREEMENT. To the extent that LICENSEE does not have the right to grant to BOARD the right to audit its sublicensees’ books and records hereunder, LICENSEE shall obtain for itself such rights and, at the request of BOARD, shall exercise such audit rights with respect to sublicensees and report the results of such audit to BOARD pursuant to this Paragraph 5.3. No more than one audit of each of LICENSEE and its sublicensees shall be conducted under this Paragraph 5.3 in any calendar year. If the amounts due to BOARD are determined to have been underpaid by more than [***], LICENSEE will pay the cost of any independent third party auditor used by BOARD for such audit and all overdue amounts with accrued interest in accordance with Paragraph 5.2. All information examined pursuant to this Paragraph 5.3 shall be deemed to be the confidential information of the party being audited, without the requirement that it be marked or designated as such, and BOARD, and its representatives shall be required to enter into a reasonable confidentiality agreement with the party being audited prior to the audit.

5.3 Within [***] after March 31, June 30, September 30, and December 31, beginning immediately after the EFFECTIVE DATE, LICENSEE must deliver to BOARD a true and accurate written report, even if no payments are due BOARD, giving the particulars of the business conducted by LICENSEE and its sublicensee(s), if any exist, during [***] under this AGREEMENT as are pertinent to calculating payments hereunder. Such reports will be on a per-country and per-product basis and presented substantially in the form as shown in Exhibit 4. Simultaneously with the delivery of each report, LICENSEE must pay to BOARD the amount due, if any, for the period of each report.

5.4 On or before [***] of the term of this AGREEMENT, irrespective of having a first SALE or offer for SALE, LICENSEE must deliver to BOARD a written progress report that summarizes LICENSEE’S efforts and accomplishments during the preceding year in diligently commercializing LICENSED SUBJECT MATTER and LICENSEE’S commercialization plans with respect to LICENSED PRODUCTS for the upcoming year. To the extent LICENSEE has the right to provide the information, LICENSEE will include a summary of any such efforts, accomplishments and plans of its sublicensees. LICENSEE shall use [***] efforts to develop and commercialize [***] LICENSED PRODUCT [***]. Additionally, LICENSEE will [***] achieve the following performance milestones within the designated time period [***]:

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

[***]

If LICENSEE fails to meet any of the above provisions, then BOARD and UT SOUTHWESTERN at their sole discretion have the right and option to terminate this AGREEMENT pursuant to Paragraph 7.2(c) below. Notwithstanding the foregoing, if despite using commercially reasonable efforts, LICENSEE fails to achieve a milestone listed above by the specified date, the particular milestone shall be reasonably extended to reflect the current circumstances, with the specifics of such extension(s) to be as reasonably agreed upon between the parties, provided that at the time such extension is granted, [***].

5.5 All amounts payable here by LICENSEE must be paid in United States dollars without deductions for taxes, assessments, fees, or charges of any kind, except as otherwise expressly provided herein. Notwithstanding the foregoing, with respect to sublicensing fees: if LICENSEE receives NON-ROYALTY SUBLICENSING REVENUE in the form of a security, LICENSEE shall be entitled to satisfy its payment obligation to BOARD under Paragraph 5.1(d) by either: [***]; or

(i) [***]

5.6 All payments must be payable to UT SOUTHWESTERN and sent to the address listed in Paragraph 16.2.

6. EQUITY OWNERSHIP AND OPTION RIGHTS

In consideration of the rights granted to LICENSEE by BOARD in this AGREEMENT, LICENSEE will, upon execution of this AGREEMENT, issue BOARD [***] fully paid, non-assessable shares of its common stock, all in accordance with and subject to the terms of a Stock Issuance Agreement to be entered into by the PARTIES concurrently with this AGREEMENT. For the issuance of such common stock, UT SOUTHWESTERN will provide written instructions to LICENSEE detailing the procedure and guidelines for distributing stock shares to BOARD and permitted assigns, as set forth in BOARD’S Rules and Regulations. LICENSEE will distribute stock shares within [***] after receiving such instructions.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

7. TERM AND TERMINATION

7.1 Subject to Paragraph 7.2, the term of this AGREEMENT is from the EFFECTIVE DATE to the full end of the term or terms for which PATENT RIGHTS have not expired or, if only TECHNOLOGY RIGHTS are licensed and no PATENT RIGHTS are applicable, then for a period of 20 years.

7.2 This AGREEMENT will terminate earlier than as set forth in Paragraph 7.1:

(a) immediately upon written notice from BOARD if LICENSEE shall file in any court pursuant to any statute of any individual state or country, a petition in bankruptcy, insolvency or for reorganization or for the appointment of a receiver or trustee of LICENSEE, or if LICENSEE undergoes an assignment of title for the benefit of creditors, in each case with respect to substantially all of its assets, or if LICENSEE shall be served with an involuntary petition against it filed in any insolvency proceeding, and such petition shall not be dismissed within [***] after the filing thereof; or

(b) upon [***] written notice from BOARD if LICENSEE materially breaches or defaults on its obligation to make payments under Paragraph 5.1 (if any are due) or reports under Paragraph 5.4, in accordance with the terms of Article 5 hereunder, unless, before the end of the [***], LICENSEE has cured the material breach or default and so notifies BOARD, stating the manner of the cure, subject to ARTICLE 15 below; or

(c) upon [***] written notice if LICENSEE materially breaches or defaults on any other material obligation under this AGREEMENT, unless, before the end of the [***], LICENSEE has cured the breach or default and so notifies BOARD, stating the manner of the cure; or

(d) at any time by mutual written agreement between LICENSEE, UT SOUTHWESTERN and BOARD, upon [***] written notice to all PARTIES and subject to any terms herein which survive termination; or

(e) at any time by LICENSEE, upon [***] written notice to BOARD and subject to any terms herein which survive termination. Such termination may be made by LICENSEE (i) with respect to the AGREEMENT, or (ii) as to any particular patents or patent applications within the PATENT RIGHTS. In the event of (ii) the particular patent and/or patent applications with respect to which LICENSEE terminates shall thereafter cease to be within the PATENT RIGHTS for all purposes of this AGREEMENT.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

7.3 Upon termination or expiration of this AGREEMENT, all terms and conditions of this AGREEMENT shall terminate and have no further force or effect except as otherwise expressly set forth below:

(a) nothing herein will be construed to release either PARTY of any obligation matured prior to the effective date of the termination;

(b) after the effective date of the termination, LICENSEE will provide BOARD with a written inventory of all LICENSED PRODUCTS in process of manufacture, in use or in stock. LICENSEE may SELL any such LICENSED PRODUCTS within the [***] period following such termination if it pays earned royalties thereon, and any other amount due pursuant to the terms of Article 5;

(c) after the effective date of the termination, LICENSEE will continue to be bound by the provisions of Paragraph 5.1(b) as it applies to DISCOVERED PRODUCTS not covered by PATENT RIGHTS; and

(d) LICENSEE and BOARD, as applicable, will continue to be bound by the provisions of Articles 11 (Indemnification), 12 (Use Of Name), 13 (Confidential Information), 15 (Alternative Dispute Resolution) and 16 (General) and Paragraphs 4.4 (last sentence only), 5.3, and 7.3 of this AGREEMENT.

8. INFRINGEMENT BY THIRD PARTIES

8.1 Each PARTY will promptly inform the other of any suspected infringement of any claims in the PATENT RIGHTS or the misuse, misappropriation, theft or breach of confidence of other proprietary rights in the LICENSED SUBJECT MATTER by a third party. LICENSEE has the exclusive right, but not the obligation, to institute (directly or through a designee) an action for infringement, misuse, misappropriation, theft or breach of confidence of the proprietary rights against such third party and is entitled to retain recovery from such enforcement, provided however, any recovery for damages and/or a reasonable royalty in lieu thereof with respect to the PATENT RIGHTS, after deducting the out-of-pocket costs incurred with respect to such action, will be considered NET SALES and subject to royalty payment pursuant to Paragraph 5.1(b). At LICENSEE’S request and expense, and subject to the statutory duties of the Texas Attorney General, BOARD agrees to join any such action brought by LICENSEE.

8.2 If LICENSEE and/or its designees fails to bring such an action or proceeding within 120 days after receiving a written request by BOARD to initiate an action with respect to such infringement, then BOARD may institute an action for infringement, misuse, misappropriation, theft or breach of confidence of the proprietary rights against such third party at its own expense and retain all recoveries from such enforcement. BOARD will provide LICENSEE with written notice during such 120-day period if it intends to commence

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

any legal action to terminate infringement of PATENT RIGHTS and LICENSEE may commence legal action at any time during the 120 day notice period. LICENSEE must provide BOARD with evidence that it has commenced legal action within the 120 day notice period, and if LICENSEE (or designee) initiates suit during such period, the terms in Paragraph 8.1 shall govern the action and distribution of recovery.

8.3 In any infringement suit pursuant to this Article 8, the PARTIES agree to keep the other reasonably informed regarding such suit and to cooperate fully with each other. The PARTY bringing such suit (the “REQUESTING PARTY”) shall reimburse the other for any out of pocket costs that such other PARTY reasonably incurs, including attorney fees, to provide assistance or cooperation requested by the REQUESTING PARTY in connection with an action. At the request and expense of the REQUESTING PARTY, the other PARTY will permit access, to all relevant personnel, records, papers, information, samples, specimens, etc., its possession during regular business hours; provided that the PARTIES will cooperate reasonably to avoid undesired waivers of privilege. In all cases, the PARTY hereto that did not initiate the suit (and, as requested by LICENSEE, LICENSEE’S AFFILIATES and designees when they do not initiate suit) shall have the right to participate in any action brought by the other PARTY hereto with counsel of its own choosing, at its own expense. Nothing in this Article 8 shall be construed to authorize BOARD to enter into any settlement that would adversely affect the LICENSED SUBJECT MATTER or LICENSEE’S rights therein, without the prior written consent of the LICENSEE.

9. ASSIGNMENT

Except in connection with an assignment of this AGREEMENT to an AFFILIATE of LICENSEE or the sale or other transfer to a third party of all or of substantially all of LICENSEE’S business or assets to which this AGREEMENT relates, whether by sale of stock or assets, merger, consolidation or a similar transaction, LICENSEE may not assign this AGREEMENT without the prior written consent of BOARD, which will not be unreasonably withheld. LICENSEE shall promptly provide UT SOUTHWESTERN with written notice following any assignment made in accordance with this Article 9.

10. PATENT MARKING

LICENSEE agrees that, to the extent consistent with practices that are common in the pharmaceutical industry, it will permanently and legibly mark all products, packaging and documentation manufactured or SOLD by it under this AGREEMENT with a patent notice as may be permitted or required under Title 35, United States Code.

11. INDEMNIFICATION

11.1 Subject to Paragraph 11.2, LICENSEE agrees to hold harmless and indemnify BOARD, INVENTORS, SYSTEM, UT SOUTHWESTERN, its officers, employees and agents (the “INDEMNIFIED PARTIES”) from and against any claims, demands, or causes of action whatsoever brought by other third parties against an INDEMNIFIED PARTY, on account of any injury or death of persons or damage to property caused by, or arising out of, or resulting from, the exercise or practice of the license granted hereunder by LICENSEE, its AFFILIATES or their officers, employees, agents or representatives.

Confidential

11.2 LICENSEE shall have no responsibility or obligation under Paragraph 8.1 for any damages or other liabilities suffered by an INDEMNIFIED PARTY to the extent due to the gross negligence, willful misconduct, illegal conduct, breach of this AGREEMENT, activities pursuant to rights reserved to the BOARD and/or UT SOUTHWESTERN, or infringement or misappropriation by any of the INDEMNIFIED PARTIES. Obligations to indemnify, and hold harmless under Paragraph 8.1 shall not apply unless the INDEMNIFIED PARTIES (a) promptly notify LICENSEE of the claim or demand, (b) subject to the statutory duty of the Texas Attorney General, give LICENSEE sole control of the defense and settlement of the claim and demand; and (c) provide the assistance, at LICENSEE’S expense, necessary in the defense and settlement. Additionally, LICENSEE shall not be responsible for costs, expenses, or settlements incurred without its prior written consent.

12. USE OF NAME

12.1 LICENSEE may not use the name of UT SOUTHWESTERN, SYSTEM, INVENTOR, BOARD, and their respective Regents, trustees, officers, employees or agents without express written consent from UT SOUTHWESTERN, and/or SYSTEM except as required by governmental law, rule or regulation. Consent for UT SOUTHWESTERN, SYSTEM or BOARD should be requested in writing at least [***] in advance and sent to:

[***]

12.2 For clarity, nothing in this Article 12 shall prevent the use of such names in any (a) confidential document (including disclosure documents provided to potential sublicensees), or (b) in public disclosures, statements, and documents required by securities or other laws and (c) in other regulatory and administrative filings in the ordinary course of LICENSEE’S business, in each case so long as the use of BOARD’S, SYSTEM’S and UT SOUTHWESTERN’S name by LICENSEE is limited to statements of fact and is not used in a manner to suggest or imply endorsement by BOARD, SYSTEM and/or UT SOUTHWESTERN of LICENSEE or any LICENSED PRODUCT or LICENSED SERVICE and that LICENSEE provides prompt written notice of its intent to use the name of BOARD’S, SYSTEM’S and UT SOUTHWESTERN’S name as provided in this Paragraph 12.2.

13. CONFIDENTIAL INFORMATION

13.1 The PARTIES agree that all information forwarded to one by the other for the purposes of this AGREEMENT that is marked “confidential” or if disclosed orally, is designated as confidential at the time of disclosure and is confirmed in writing by the disclosing PARTY to be confidential promptly after its initial disclosure (collectively, “CONFIDENTIAL INFORMATION”) (1) are to be received in strict confidence by the recipient PARTY, (2) are to

.***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

be used by and under authority of the recipient PARTY only for the purposes of this AGREEMENT, and (3) are not to be disclosed by the recipient PARTY, its agents or employees without the prior written consent of the other PARTY or as authorized in this AGREEMENT, except to the extent that the recipient PARTY can establish competent written proof that such information:

(a) was in the public domain at the time of disclosure;

(b) later became part of the public domain through no act or omission of the recipient PARTY, its employees, agents, successors or assigns;

(c) was lawfully disclosed to the recipient PARTY by a third party having the right to disclose it;

(d) was already known by the recipient PARTY at the time of disclosure; or

(e) was independently developed by the recipient PARTY without use of the disclosing PARTY’ s CONFIDENTIAL INFORMATION.

13.2 Notwithstanding the foregoing, LICENSEE has the right to use and disclose the CONFIDENTIAL INFORMATION of UT SOUTHWESTERN in connection with the exercise of its rights under this AGREEMENT, including without limitation to sublicensees, potential investors, acquirers, and others on a need to know basis, if such CONFIDENTIAL INFORMATION is provided under conditions which reasonably protect the confidentiality thereof, or is otherwise reasonably necessary to exercise the rights granted hereunder.

13.3 Each PARTY’S obligation of confidence hereunder shall be fulfilled by using at least the same degree of care with the other PARTY’S confidential information as it uses to protect its own confidential information. This obligation shall exist while [***].

13.4 Each PARTY agrees not to disclose to any third party the terms of this AGREEMENT without the prior written consent of the other PARTY hereto, except each PARTY may disclose the terms of this AGREEMENT: (a) to advisors, actual or potential acquirers or investors, and others on a need to know basis, in each case, under appropriate confidentiality obligations substantially similar to those of this Article 13; and (b) to the extent necessary to comply with applicable laws and court orders (including securities laws, regulations and guidances).

13.5 If the recipient PARTY is required to disclose CONFIDENTIAL INFORMATION of another PARTY hereto, or any terms of this AGREEMENT, pursuant to the order or requirement of a court, administrative agency, or other governmental body or applicable law, the recipient PARTY may disclose such CONFIDENTIAL INFORMATION or terms to the extent required, provided that the recipient PARTY shall use diligent efforts to provide the disclosing PARTY with reasonable advance notice thereof to enable the disclosing PARTY to seek a protective order and otherwise seek to prevent such disclosure.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

14. PATENTS AND INVENTIONS

14.1 If, after consultation with LICENSEE, both PARTIES agree that a patent application should be filed for LICENSED SUBJECT MATTER, then BOARD will prepare and file the appropriate patent application, using mutually agreed patent counsel, and LICENSEE will pay the reasonable out-of-pocket cost incurred by BOARD in searching, preparing, filing, prosecuting and maintaining the same in the countries listed in Exhibit 6 (and such other countries as the parties mutually agree) and such application will be considered PATENT RIGHTS. LICENSEE shall reimburse such out-of-pocket expenses within 30 days of delivery of an invoice from UT SOUTHWESTERN, provided that if LICENSEE notifies BOARD that it does not intend to pay the costs of filing a patent application in a country listed in Exhibit 6, then BOARD may file an application at its own expense and LICENSEE will have no rights to such patent application. BOARD shall retain the right to select the attorney responsible for filing, prosecution and maintenance of any patents based on technology invented at UT SOUTHWESTERN, subject to LICENSEE’S approval, not to be unreasonably withheld; provided that if LICENSEE requests, UT SOUTHWESTERN shall substitute other counsel mutually agreed upon by the PARTIES, provided such substituted outside counsel executes an Outside Counsel Agreement as required by SYSTEM’S Office of General Counsel, with any required waivers. The PARTIES each have the right to review and comment upon the wording of specifications, claims and responses to office actions prior to their submission to the appropriate patent office. If BOARD anticipates any extraordinary expenditures arising from the preparation, filing, prosecution, or defense of any patent application and/or patent included in PATENT RIGHTS, then BOARD will consult with LICENSEE to determine a mutually acceptable course of action prior to incurring such expenditures. BOARD will provide LICENSEE a copy of any patent application for which LICENSEE has paid the cost of filing, as well as copies of any documents received or filed with the respective patent office during the prosecution thereof.

14.2 BOARD agrees to reasonably cooperate with LICENSEE to execute any and all documents reasonably required to provide LICENSEE the full benefit of the license granted herein.

14.3 If at any time LICENSEE wishes to cease paying for any costs for a particular PATENT RIGHT or for patent prosecution in any particular jurisdiction, LICENSEE must give BOARD at least 30 days prior written notice and LICENSEE will continue to be obligated to pay for the patent costs which reasonably accrue during said notice period. For clarity, LICENSEE shall have no obligation to reimburse costs for a particular patent or patent application in a given country to the extent that LICENSEE has notified BOARD in writing that it does not intend to pay such costs; provided that if LICENSEE so notifies BOARD with respect to a particular patent or patent application in a country listed in Exhibit 6, said patent application or patent shall no longer be included in the PATENT RIGHTS and LICENSEE shall have no further rights thereto.

Confidential

14.4 Each PARTY will promptly inform the other of any request for, or filing or declaration of, any interference, opposition, or reexamination relating to PATENT RIGHTS. In connection with any interference, opposition, reissue, or reexamination proceeding relating to PATENT RIGHTS, the PARTIES will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Both PARTIES will keep the other informed of developments in any such action or proceeding, including, to the extent permissible, the status of any settlement negotiations and the terms of any offer related thereto.

14.5 To the extent that any PATENT RIGHTS have been filed prior to the EFFECTIVE DATE, the prosecution and maintenance of such PATENT RIGHTS shall be conducted in accordance with the foregoing.

15. ALTERNATIVE DISPUTE RESOLUTION

15.1 Any dispute as to this AGREEMENT, its construction, or its actual or alleged breach will be decided in accordance with this Article 15. If the PARTIES are unable to resolve such dispute or controversy on their own, it will be finally decided by an appropriate method of alternative dispute resolution, which unless otherwise agreed by the PARTIES shall be arbitration, conducted in the city of Dallas, Texas in accordance with the Commercial Arbitration Rules and Mediation Procedures of the American Arbitration Association. The arbitration panel will include members knowledgeable in the evaluation of pharmaceutical technology. Judgment upon the award rendered may be entered in the highest court or forum having jurisdiction, state or federal. The provisions of this Article 15 will not apply to decisions on the validity of patent claims or to any dispute or controversy as to which any treaty or law prohibits such arbitration. The decision of the arbitration must be sanctioned by a court of law having jurisdiction to be binding upon and enforceable by the PARTIES.

15.2 In the event of a dispute as to whether or not this AGREEMENT has been breached, as described in Paragraph 7.2(b) or 7.2(c), this AGREEMENT and the licenses herein shall not terminate based upon the disputed breach unless it has been determined under Paragraph 15.1 above that this AGREEMENT was materially breached, and LICENSEE fails to cure the breach within [***] after such determination. The foregoing shall not suspend any obligation of LICENSEE to pay to BOARD any undisputed amount owed by LICENSEE to BOARD under this AGREEMENT, while any dispute resolution is pending.

16. GENERAL

16.1 This AGREEMENT constitutes the entire and only agreement between the PARTIES for LICENSED SUBJECT MATTER and all other prior negotiations, representations, agreements, and understandings are hereby superseded. No agreements altering or supplementing these terms may be made except by a written document signed by both PARTIES.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

16.2 Any payments required by this AGREEMENT must be payable to UT SOUTHWESTERN and sent to:

[***]

16.3 Any notice required by this AGREEMENT must be given by email or facsimile transmission confirmed by personal delivery (including delivery by reputable messenger services such as Federal Express) or by prepaid, first class, certified mail, return receipt requested, addressed in the case of BOARD and UT SOUTHWESTERN to:

[***]

or in the case of LICENSEE to:

Peloton Therapeutics, Inc.

BioCenter at UT Southwestern Medical District

2330 Inwood Road, Suite 226

Dallas, Texas 73235-7323

[***]

or other addresses as may be given from time to time under the terms of this notice provision.

16.4 LICENSEE must comply with all applicable national, state and local laws and regulations in connection with its activities pursuant to this AGREEMENT.

16.5 LICENSEE further understands Licensee understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR), and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. LICENSEE further understands that the U.S. export laws and regulations include (but are not limited to): (a) ITAR and EAR product/service/data-specific requirements; (b) ITAR and EAR ultimate destination-specific requirements; (c) ITAR and EAR end user-specific requirements; (d) Foreign Corrupt Practices Act; and (e) anti-boycott laws and regulations. LICENSEE will comply with all then-current applicable export laws and regulations of the U.S. Government (and other applicable U.S. laws and regulations) pertaining to the LICENSED PRODUCTS (including any associated products, items, article, computer software, media, services, technical data, and other information.

16.6 This AGREEMENT will be constructed and enforced in accordance with the laws of the United States of America and of the State of Texas

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

16.7 Failure of BOARD to enforce a right under this AGREEMENT will not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved.

16.8 Headings are included herein for convenience only and shall not be used to construe this AGREEMENT.

16.9 If any part of this AGREEMENT is for any reason found to be unenforceable, all other parts nevertheless remain enforceable.

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15.9 Neither PARTY shall be held liable or responsible to the other PARTY nor be deemed to have defaulted under or breached this AGREEMENT for failure or delay in fulfilling or performing any term of this AGREEMENT when such failure or delay is caused by or results from causes beyond the reasonable control of the affected PARTY, including, without limitation, fire, floods, earthquakes, natural disasters, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority.

IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AGREEMENT.

BOARD OF REGENTS OF

THE UNIVERSITY OF TEXAS SYSTEM

By:	/s/ John A. Roan	By:	/s/ Tim W. Kutzkey
	John A. Roan		Tim W. Kutzkey
	Executive Vice President for Business Affairs		Chief Executive Officer
UT Southwestern Medical Center at Dallas

Date:	12/2/11		Date:	11/17/11

Approved as to Content:

By:	/s/ Raymond A. Wheatley
Raymond A. Wheatley
Interim Director for Technology Development
UT Southwestern Medical Center at Dallas

Date:	11/23/11

Confidential

EXHIBIT 1

CORE TANGIBLE RESEARCH MATERIALS

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***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

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***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

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***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

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***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

	[***]			[***]
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***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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EXHIBIT 2

PATENT RIGHTS

[***]

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential

EXHIBIT 3

MATERIALS TRANSFER AGREEMENT

The University of Texas Southwestern Medical Center at Dallas (“UT Southwestern”)

An institution of The University of Texas System (“System”)

Office for Technology Development, Cooperative Research, 5323 Harry Hines Blvd. Dallas, Texas 75390-9141

Material Transfer Agreement to Not-for-Profit Institutions

UT Southwestern’s proprietary material, Material (“Material”), created by UTSW PI (“Scientist”), has been requested by Recipient Name (“Recipient”), on behalf of their investigator, Investigator Name (“Investigator”), for the following use: Research Plan (“Research”).

As of [DATE] (“Effective Date”) and in consideration for receiving Material, Recipient agrees to the following:

1. Material is for use by Investigator solely for research and experimental purposes to perform Research. Material shall not be used in humans. Material may not be used for any commercial purpose, including but not limited to research conducted under any sponsored research agreement. For clarity, sponsored research does not include research directly funded by the United States (U.S.) Government. Material is to be used solely by Investigator and his /her collaborators under Investigator’s direct supervision and is not to be distributed to other parties, either on or off of the Recipient’s campus.

2. No invention that contains or incorporates said Material, any unmodified derivatives thereof, or the use of Material or unmodified derivatives thereof shall be commercialized without UT Southwestern’s written consent. Subject to the rights granted hereunder, Recipient agrees that no other rights are given or implied by this Agreement.

3. UT Southwestern shall be free, in its sole discretion, to distribute the Material to others and to use it for its own purposes.

4. The Material is experimental in nature and it is provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. UT SOUTHWESTERN MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT. Recipient shall use Material in an appropriate safe manner in compliance with all applicable Federal, State, and local laws, regulations and guidelines.

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5. Except for use in the Research, Recipient agrees to hold in confidence any and all information disclosed to Recipient and further agrees not to disclose such information to third parties or use such information for [***] from the date of its receipt, unless such information: (a) was in the public domain at the time of disclosure; (b) later became part of the public domain through no act or omission of the Recipient, its employees, agents, successors or assigns; (c) was lawfully disclosed to the Recipient by a third party having the right to disclose it; (d) was already known by the Recipient at the time of disclosure; (e) was independently developed by the Recipient or; (f) is required by law or court order to be disclosed; provided, however, Recipient shall provide notice to UT Southwestern prior to such required disclosure in order to allow UT Southwestern to seek to prevent or limit such disclosure.

6. In no event shall UT Southwestern be liable for any use by Investigator or Recipient of the Material or any loss, claim, damage or liability, of whatsoever kind or nature, which may arise from or in connection with this Agreement or the use, handling or storage of the Material. Except where limited by Federal law, or to the extent authorized by the constitution and laws of the state governing the Recipient, Recipient agrees to hold harmless System, UT Southwestern, their Regents, officers, agents and employees, from any liability, loss or damage they may suffer as a result of claims, demands, costs or judgments against them arising out of Recipient’s activities to be carried out pursuant to this Agreement and the use by Recipient of the results obtained from Research.

7. Any publication containing experimental results obtained with the use of Material shall acknowledge the source of Material, in a scientifically appropriate manner, and a copy of any such publication shall be provided to the Scientist.

8. This Agreement shall terminate                  years after the Effective Date. Upon such termination, Recipient shall destroy all unused Material.

9. This Agreement will be governed under the laws of the State of Texas and is not assignable.

10. [If animals, include the following] The Material is an animal and can be cross-bred. Any cross-bred progeny and descendants of the cross-bred progeny are not included in the term “Material”. Inventorship of any cross-bred Material shall be determined in accordance with U.S. patent law. It is understood and agreed that UT Southwestern retains sole ownership of the Material contained in any such cross-bred animals.

11. Each party shall comply with United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and all other export controlled commodities. Neither party shall, directly or indirectly, re-export any controlled commodities, which are subject to this Agreement, unless the required authorization and/or license is obtained from the proper government agency(ies) prior to export.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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12. [If reimbursement for shipping and/or production is requested, include the following]In return for the provision of the Material, Recipient will reimburse UT Southwestern in the amount of $ for its costs of producing the Material. Payments must be payable to UT Southwestern and made within 30 days of receiving the Material. Recipient shall also provide its shipping account information to UT Southwestern so that proper shipping arrangements may be made for the Material.

13. This Agreement may be executed in counterparts, each of which shall be deemed original, and in aggregate shall constitute one and the same instrument. Transmission by facsimile, email or other form of electronic transmission of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

The parties have executed this Agreement as of the Effective Date.

UT Southwestern	Recipient
Address:

Ray Wheatley	Name:
Director, Technology Transfer & Cooperative	Title:
Research

Date:	Date:

Read and Understood

Investigator
Title:

Date:

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EXHIBIT 4

MATERIALS TRANSFER AGREEMENT

The University of Texas Southwestern Medical Center at Dallas (“UT Southwestern”)

An institution of The University of Texas System (“System”)

Office for Technology Development, Cooperative Research, 5323 Harry Hines Blvd. Dallas, Texas 75390-9141

Material Transfer Agreement to Not-for-Profit Institutions

UT Southwestern’s proprietary material, Material (“Material”), created by UTSW PI (“Scientist”), has been requested by Recipient Name (“Recipient”), on behalf of their investigator, Investigator Name (“Investigator”), for the following use: performance of Research Plan attached hereto as Attachment A (the “Research”).

As of [DATE] (“Effective Date”) and in consideration for receiving Material, Recipient agrees to the following:

1. Material is for use by Investigator solely for research and experimental purposes to perform the Research at Recipient’s facilities. Material shall not be used in humans. Material may not be used for any commercial purposes or used in any research or consulting that is subject to obligations to any third party, other than obligations to (a) the U.S. government resulting from research that is funded by the U.S. government; or (b) a not-for-profit organization resulting from research that is funded by such organization, provided that the obligations to such organization are limited to granting rights in research results for non-commercial research purposes only. Material is to be used solely by Investigator and others working under Investigator’s direct supervision at the Recipient’s facilities and is not to be distributed to other parties, either on or off of the Recipient’s campus. Recipient, Investigator and others using Material shall not attempt to reverse engineer, deconstruct or in any way determine the proprietary structure or composition of the Material.

2. No invention that contains or incorporates said Material, any derivatives thereof, or the use of Material or derivatives thereof shall be commercialized without UT Southwestern’s written consent. Subject to the rights expressly granted hereunder, Recipient agrees that no other rights are given or implied by this Agreement.

3. Recipient understands that the Material is subject to certain licensing arrangements between UT Southwestern and Peloton Therapeutics, Inc. (hereinafter “Peloton”). Accordingly, Recipient shall promptly notify UT Southwestern of any invention(s) arising directly from use of the Material provided hereunder (“Invention(s)”), and Recipient hereby grants to Peloton, subject to the rights, if any, of the government of the United States in such Invention pursuant to 35 USC 200 et seq. and any not-for-profit organization pursuant to a funding agreement in accordance with 1(b) above, a non-exclusive, fully-paid, royalty-free, worldwide sublicenseable license, under Recipient’s rights in such Invention(s), to practice and otherwise exploit such Invention(s) for any and all uses (including any patent rights in and to such Invention(s)). In addition, Recipient shall grant and hereby grants to Peloton an option to obtain an exclusive, royalty-bearing license to such Invention(s) and patent rights on reasonable terms and conditions (the “Option”). Such Option will extend for ninety (90) days after the

Confidential

disclosure to Peloton of a reasonable description of such Invention and Peloton’s receipt of any additional information that Peloton may reasonably request from Recipient in connection with it evaluation of such Invention, and may be extended upon written agreement (the “Option Period”). If Peloton notifies Recipient in writing that it is exercising its Option with respect to a particular Invention prior to the expiration of the Option Period, Recipient agrees to negotiate with Peloton in good faith the terms of a license agreement, for a period of twenty-four (24) months from the date on which the Option is exercised (such period, the “Option Negotiation Period”). If Peloton and Recipient fail to enter into a license agreement with regard to a specific Invention within the applicable Option Negotiation Period, Recipient may commercialize such Invention and/or grant to a third party license rights under its interest in such Invention, subject to Peloton’s non-exclusive license to Improvements; provided, however, that for a period of six (6) months from the date of expiration of the Option Negotiation Period, Recipient shall not enter into a license agreement with any third party with respect to the applicable Invention on terms and conditions that are more favorable than the terms and conditions last offered by Recipient to Peloton.

4. UT Southwestern shall be free, in its sole discretion, to distribute the Material to others and to use it for its own purposes.

5. The Material is experimental in nature and it is provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. UT SOUTHWESTERN MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT. Recipient shall use Material in an appropriate safe manner in compliance with all applicable Federal, State, and local laws, regulations and guidelines.

6. Except for use in the Research, Recipient agrees to hold in confidence any and all information disclosed to Recipient and further agrees not to disclose such information to third parties or use such information for five (5) years from the date of its receipt, unless such information: (a) was in the public domain at the time of disclosure; (b) later became part of the public domain through no act or omission of the Recipient, its employees, agents, successors or assigns; (c) was lawfully disclosed to the Recipient by a third party having the right to disclose it; (d) was already known by the Recipient at the time of disclosure; (e) was independently developed by the Recipient or; (f) is required by law or court order to be disclosed; provided, however, Recipient shall provide notice to UT Southwestern prior to such required disclosure in order to allow UT Southwestern to seek to prevent or limit such disclosure.

7. In no event shall UT Southwestern be liable for any use by Investigator or Recipient of the Material or any loss, claim, damage or liability, of whatsoever kind or nature, which may arise from or in connection with this Agreement or the use, handling or storage of the Material. Except where limited by Federal law, or to the extent authorized by the constitution and laws of the state governing the Recipient, Recipient agrees to hold harmless System, UT Southwestern, their Regents, officers, agents and employees, from any liability, loss or damage they may suffer as a result of claims, demands, costs or judgments against them arising out of Recipient’s activities to be carried out pursuant to this Agreement and the use by Recipient of the results obtained from Research.

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8. Recipient will inform UT Southwestern, in confidence, of the results of Research related to the Material by personal written communication or by providing UT Southwestern with a draft manuscript describing such results. If Investigator desires to publish such Research results, Recipient will provide UT Southwestern with a copy of any manuscript or abstract disclosing such Research results prior to submission to a publisher or to any third party, and in any case, not less than sixty (60) days prior to any public disclosure, for the purpose of protecting the Material and any proprietary information or intellectual property of UT Southwestern that might be disclosed by such publication. UT Southwestern will inform Peloton, in confidence, of the results of Research related to the Material. If the publication comes about, Recipient agrees to acknowledge UT Southwestern scientists, as academically and scientifically appropriate, based on provision of the Material or other direct contribution to the Research, and a copy of any such publication shall be provided to the Scientist.

9. This Agreement shall terminate 2 years after the Effective Date or upon 30 days written notice by either party to the other. Upon such termination, Recipient shall destroy all unused Material. All provisions of this Agreement, other than the right for Recipient, Investigator and others working under his/her supervision to use the Material, shall survive the expiration and any termination of this Agreement.

10. Peloton is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of Peloton and are enforceable by Peloton in its own name.

11. This Agreement will be governed under the laws of the State of Texas and is not assignable by Recipient.

12. All notices required to be provided by Recipient to UT Southwestern or Peloton under this Agreement shall be given by a reputable messenger service such as FedEx or UPS or by prepaid, first class, certified mail, return receipt requested, addressed to:

Office for Technology Development

UT Southwestern Medical Center

5323 Harry Hines Blvd.

Dallas, TX 75390-9094

Attn: Director, Technology Transfer & Cooperative Research

Peloton Therapeutics, Inc.

350 N. Saint Paul St, Ste 2900

Dallas, TX 75201

Attn: CEO

or at such other addresses as may be given from time to time in accordance with the terms of this notice provision.

13. Each party shall comply with United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and all other export controlled commodities. Neither party shall, directly or indirectly, re-export any controlled commodities, which are subject to this Agreement, unless the required authorization and/or license is obtained from the proper government agency(ies) prior to export.

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14. In return for the provision of the Material, Recipient will reimburse UT Southwestern in the amount of $                 for its costs of producing the Material. Payments must be payable to UT Southwestern and made within 30 days of receiving the Material. Recipient shall also provide its shipping account information to UT Southwestern so that proper shipping arrangements may be made for the Material.

15. This Agreement may be executed in counterparts, each of which shall be deemed original, and in aggregate shall constitute one and the same instrument. Transmission by facsimile, email or other form of electronic transmission of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

The parties have executed this Agreement as of the Effective Date.

UT Southwestern	Recipient
Address:

Ray Wheatley	Name:
Director, Technology Transfer & Cooperative	Title:
Research

Date:	Date:

Read and Understood

Investigator
Title:

Date:

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Attachment A

Research

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EXHIBIT 5

ROYALTY REPORT

Period:	/ /	through	/ /
Licensee:			Agreement #: UTSW-Peloton.HIF2

If license covers several product lines, please prepare a separate report for each product line. Then combine all product lines into a summary report.

Report Type: ☐ Single Product Line

Report:

(Product Name)

☐ Multi-Product Summary Report (Page 1 of              pages)

Country	Quantity Produced	Gross Sales ($)	*Less Allowances	Net Sales ($)	Royalty Rate	Conversion Rate (if applicable)	Royalties Due this period(US$)
[***]
Sublicensees :

Subtotal:

Less Advanced Royalty Balance (if any):

TOTAL ROYALTIES DUE THIS PERIOD:

*	Please indicate in the folio-wing space the specific types of deductions and the corresponding amounts used to calculate Allowances:

Prepared by — Name:

Title:

Date:

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Mail completed report and royalty payment (make checks payable to: UT SOUTHWESTERN) to:

UT Southwestern Medical Center at Dallas

Office for Technology Development

5323 Harry Hines Boulevard

Dallas, Texas 75390-9094

ATTN: Director for Technology Development & Cooperative Research

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EXHIBIT 6

PATENT COUNTRIES

[***]

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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AMENDMENT NO. 1 TO EXCLUSIVE PATENT LICENSE AGREEMENT

BETWEEN THE UNIVERSITY OF TEXAS SYSTEM AND

PELOTON THERAPEUTICS, INC.

THIS FIRST AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT (“FIRST AMENDMENT”) is made effective as of February 18, 2013 (the “AMENDMENT DATE”) and is entered into by and between THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM, an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701 (“BOARD”), on behalf of The University of Texas Southwestern Medical Center (“UT SOUTHWESTERN”) and PELOTON THERAPEUTICS, INC., a Delaware corporation having a principle place of business at 2330 Inwood Road, Suite 226, Dallas, Texas 73235-7323 (“LICENSEE”) to amend their Exclusive Patent License Agreement having an effective date of November 21, 2011 (“LICENSE AGREEMENT”).

Capitalized terms used in this FIRST AMENDMENT that are not otherwise defined herein shall have the meanings set forth in the LICENSE AGREEMENT.

WHEREAS, BOARD and LICENSEE (together, “PARTIES”) entered into the LICENSE AGREEMENT for the research, development and commercialization of PATENT RIGHTS, CORE TANGIBLE RESEARCH MATERIALS, EXCLUSIVE TECHNOLOGY RIGHTS AND TECHNOLOGY RIGHTS in the FIELD;

WHEREAS, BOARD has made an invention relating to CORE TANGIBLE RESEARCH MATERIALS included within TECHNOLOGY RIGHTS which in turn is included within LICENSED SUBJECT MATTER (UTSW: 2494; “Small Molecule Modulators of Hypoxia Inducible Factor 2 Alpha”) (“INVENTION”); and,

WHEREAS, BOARD filed a patent application covering the INVENTION and wish to include such patent application in PATENT RIGHTS and LICENSEE wishes to include the patent application in PATENT RIGHTS.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BOARD and LICENSEE hereby agree as follows:

1. Amendment of the License Agreement.

The PARTIES hereby agree to amend Paragraph 2.15 “Patent Rights” and Exhibit 2 of the LICENSE AGREEMENT to include in PATENT RIGHTS the patent application entitled, [***] covering the INVENTION.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Without limiting the generality of the definition of “PATENT RIGHTS” as set forth in Paragraph 2.15 of the LICENSE AGREEMENT, as amend by Paragraph 1 of this FIRST AMENDMENT, the PARTIES agree that, as of the AMENDMENT DATE, PATENT RIGHTS comprise the list of patent applications set forth on Attachment A to this FIRST AMENDMENT.

2. Amendment of the LICENSE AGREEMENT - PATENT RIGHTS. The PARTIES hereby agree to replace Paragraph 2.15 of the LICENSE AGREEMENT in its entirety with the following paragraph:

2.15 PATENT RIGHTS means BOARD’S rights in (i) the patents and patent applications listed in attached Exhibit 2, (ii) all patents and patent applications developed pursuant to a [***] for which the LICENSEE exercises its option thereunder; (iii) those patents and patent applications developed pursuant to a [***] that the PARTIES agree to include in this AGREEMENT via good faith negotiations; (iv) all patents and patent applications filed on the CORE TANGIBLE MATERIALS and/or any DERIVATIVE thereof; (v) all patents and patent applications to which any of the patents and patent applications identified in subparagraph (i)-(iv) of this Paragraph 2.15 claims priority; (vi) all divisionals, continuations, and continuations-in-part (the claims of which are entitled to claim priority to the aforesaid patents and/or patent applications), and continued prosecution application(s) of or claiming subject matter within the patents and/or patent applications identified in subparagraphs (i)-(v) above; (vii) all letters patent and patent rights that issue on any of the patents or patent applications included in subparagraphs (i)-(vi) above, together with any and all reissues, reexaminations or extensions thereof; and, (viii) the relevant international equivalents of any of the foregoing to the extent not already included in subparagraphs (i)-(vii) above. Exhibit 2 is incorporated into this AGREEMENT.

3. No Other Changes. Except as expressly provided in this AMENDMENT, all terms of the LICENSE AGREEMENT shall remain in full force and effect.

Remainder of page intentionally left blank.

Signature page follows immediately.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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4. Counterparts. This FIRST AMENDMENT may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this FIRST AMENDMENT to be executed by their respective authorized officers.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM		PELOTON THERAPEUTICS, INC.

By:	/s/ Arnim Dontes	By:	/s/ John A. Josey
Name: Arnim Dontes		Name: John A. Josey, Ph.D.
Title: Executive Vice President for		Title: President and Chief Scientific Officer
Business Affairs

UT Southwestern Medical Center

Date:	3/4/2013	Date:	February 29, 2013

Approved as to Content:

By:	/s/ Frank Grassier
Name: Frank Grassier, JD
Title: Vice President for Technology Development

UT Southwestern Medical Center

Date:	2/22/13

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Attachment A

[***]

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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AMENDMENT No. 2 TO PELOTON EXCLUSIVE PATENT LICENSE AGREEMENT

This Amendment No. 2 to Peloton Exclusive Patent License Agreement (“AMENDMENT 2”) is made and entered into as of AMENDMENT 2 EFFECTIVE DATE (as defined below) by and between Peloton Therapeutics, Inc. (“LICENSEE”) and the Board of Regents (“BOARD”) of The University of Texas System (“SYSTEM”) to amend the HIF2 AGREEMENT (as defined below).

RECITALS

A. LICENSEE and BOARD entered into an exclusive patent license Agreement effective as of November 21, 2011 and amended February 18, 2013 (collectively “HIF2 AGREEMENT”).

B. LICENSEE and BOARD wish to amend the terms of the HIF2 AGREEMENT to add additional PATENT RIGHTS, TECHNOLOGY RIGHTS and payments as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1. EXHIBIT 2 of the HIF2 AGREEMENT is hereby deleted and replaced in its entirety with EXHIBIT 2-A of this AMENDMENT 2.

2. Section 2.8 of the HIF2 AGREEMENT is hereby amended to add [***] as INVENTORS.

3. Section 2.22 of the HIF2 AGREEMENT is hereby amended to delete clause (a) thereof and replace it in its entirety with the following:

“(a) were created by or under the supervision of INVENTORS at UT SOUTHWESTERN before the EFFECTIVE DATE (or, in the case of IRON OVERLOAD TECHNOLOGY RIGHTS, before the AMENDMENT 2 EFFECTIVE DATE) and relate to subject matter described or claimed in the PATENT RIGHTS, and are necessary or useful for practicing the PATENT RIGHTS,”

4. In consideration of the additional PATENT RIGHTS and TECHNOLOGY RIGHTS granted by BOARD to LICENSEE in this AMENDMENT 2, LICENSEE agrees to pay BOARD a non-refundable license amendment fee in the amount of [***] due and payable within [***] of LICENSEE’S receipt of a fully executed AMENDMENT 2 from BOARD.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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5. Section 5.1 shall be amended to replace clause (c) to the HIF2 AGREEMENT in its entirety with the following:

c. Milestone Fees

(i) milestone fees according to the table below, due and payable within [***] of the first achievement of the following milestone events for each ROYALTY BEARING PRODUCT:

Milestone Event	Milestone Fee
[***]	[	***]

(ii) milestone fees according to the table below, due and payable within 30 days of the first achievement of the following milestone events for each IRON OVERLOAD PRODUCT:

Milestone Event            Milestone Fee

[***]	[	***]

(x) For the purpose of this Paragraph 5.1(c) and Paragraphs 5.1(d) and 5.5 below, [***]; and

(y) All milestone fees are payable only once per each ROYALTY BEARING PRODUCT and IRON OVERLOAD PRODUCT respectively, regardless of the number of times the milestone is achieved with respect to such ROYALTY BEARING PRODUCTS or IRON OVERLOAD PRODUCT respectively, and the total aggregate amount of all milestone payments to BOARD under this Paragraph 5.1(c) shall in no event exceed $750,000 per ROYALTY BEARING PRODUCT and $750,000 per IRON OVERLOAD PRODUCT. All formulations that contain the same PATENT PRODUCT or DISCOVERED PRODUCT (i.e., the same active ingredient comprising such

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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PATENT PRODUCT or DISCOVERED PRODUCT, alone or in combination with others) shall be deemed the same the ROYALTY BEARING PRODUCT or IRON OVERLOAD PRODUCT respectively for purposes of the foregoing and Section 5.1(b) above for ROYALTY BEARING PRODUCT.

6. The following is hereby appended to the end of Section 5.1 of the HIF2 AGREEMENT as subsection (g) of Section 5.1 of the HIF2 AGREEMENT:

“(g) Notwithstanding Section 5.1(b), (i) no running royalty shall be due or payable by LICENSEE for any IRON OVERLOAD PRODUCT and (ii) [***].”

7. The definition of “NON-ROYALTY SUBLICENSING REVENUE” in Section 2.13 of the HIF2 AGREEMENT is hereby amended [***].

8. The following definition are hereby appended to the end of Article 2 of the HIF2 AGREEMENT:

“AMENDMENT 2 EFFECTIVE DATE” means June 15, 2015.

“IRON OVERLOAD PATENT RIGHTS” means BOARD’S rights in (i) the Iron Overload Patent Application (as defined in Exhibit 2), (ii) all patents and patent applications to which the Iron Overload Patent Application claims priority, (iii) all divisionals, continuations, and continuations-in-part (the claims of which are entitled to claim priority to the aforesaid patents and/or patent applications), and continued prosecution application(s) of or claiming subject matter within the patents and/or patent applications identified in subparagraphs (i)-(ii) above, (iv) all letters patent and patent rights that issue on any of the patents or patent applications included in subparagraphs (i)-(iii) above, together with any and all reissues, reexaminations or extensions thereof, and (v) the relevant international equivalents of any of the foregoing to the extent not already included in subparagraphs (i)-(iv) above.

“IRON OVERLOAD PRODUCT” means any ROYALTY BEARING PRODUCT that is a ROYALTY BEARING PRODUCT solely as a result of IRON OVERLOAD PATENT RIGHTS and/or IRON OVERLOAD TECHNOLOGY RIGHTS being included within the LICENSED SUBJECT MATTER.

“IRON OVERLOAD TECHNOLOGY RIGHTS” means boards rights in technical information, know-how, processes, procedures, compositions, devices, methods, formulas, protocols, techniques, software, designs, drawings, data and other technology and materials that were created by or under the supervision of INVENTORS at UT SOUTHWESTERN before the AMENDMENT 2 EFFECTIVE DATE and relate to subject matter described or claimed in the IRON OVERLOAD PATENT RIGHTS and are necessary or useful for practicing the IRON OVERLOAD PATENT RIGHTS.

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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9. Except as expressly provided in this AMENDMENT 2, all other terms, conditions and provisions of the HIF2 AGREEMENT shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, LICENSEE and BOARD have entered into this AMENDMENT 2 effective as of the date first set forth above.

BOARD OF REGENTS OF		LICENSEE
THE UNIVERSITY OF TEXAS SYSTEM

By	/s/ Arnim Dontes	By	/s/ John A. Josey
	Arnim Dontes		John A. Josey, Ph.D.
	Executive Vice President for Business Affairs		Chief Executive Officer
UT Southwestern Medical Center

Date:	June 30, 2015	Date:	June 24, 2015

Approved as to Content:

By	/s/ Frank Grassler
Frank Grassler, J.D.
Vice President for Technology Development
UT Southwestern Medical Center

Date:	6/26/2015

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EXHIBIT 2-A

PATENT RIGHTS

[***]

[***]

***	Certain information, as identified by [***], has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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